SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005


                         Commission File Number 1-09623


                                IVAX CORPORATION



           Florida                                            16-1003559
-------------------------------                          ---------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)




               4400 Biscayne Boulevard, Miami, Florida            33137
               ----------------------------------------         ----------
               (Address of principal executive offices)         (Zip Code)


                                 (305) 575-6000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))


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Item 5.02 Departure of Directors or principal Officers; Election of Directors;
          Appointment of Principal Officers.

On February 16, 2005 Richard M. Krasno Ph.D. was nominated and appointed to the board of directors of IVAX Corporation. On February 16, 2005, Dr. Krasno's appointment was announced by IVAX in a press release which is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         IVAX Corporation



         Date:  February 16, 2005        By: /s/Thomas E. Beier
                                             --------------------------------
                                             Thomas E. Beier
                                             Senior Vice President-Finance
                                             Chief Financial Officer